SCUDDER
                                                                     INVESTMENTS

Scudder Japanese Equity Fund

Class A

Supplement to the fund's currently effective prospectus

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The following information replaces similar disclosure regarding the fund's short-term redemption fee in the "Policies You Should Know About" section of the fund's prospectus:

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund. The short-term redemption fee does not apply to:

o shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements;

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans;

o shares purchased by accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level; and

o shares acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

The short-term redemption fee may apply to Class A shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.










August 21, 2003